Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

Mercury U.S. High Yield Fund, Inc.:

We consent to the use in this Registration Statement on Form N-1A to the reference to us under the caption “Independent Auditors” which appears in the Statement of Additional Information of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP Deloitte & Touche LLP Princeton, New Jersey June 15, 2000